                                                                 EXHIBIT 24

                                                                     1 of 8

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1995 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 4, 1996, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                                          /s/ Berl Bernhard
                                          -------------------------
                                          Director

Witness:

/s/ Mary Kremp
----------------------

Date: March 6, 1996

                                                                 EXHIBIT 24

                                                                     2 of 8

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1995 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 4, 1996, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                                          /s/ John K. Castle
                                          -------------------------
                                          Director

Witness:

/s/ Laura F. Klun
----------------------

Date: March 11, 1996

                                                                 EXHIBIT 24

                                                                     3 of 8

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1995 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 4, 1996, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                                          /s/ William C. Hittinger
                                          -------------------------
                                          Director

Witness:

/s/ Sylvia N. Mitchell
----------------------

Date: March 6, 1996

                                                                 EXHIBIT 24

                                                                     4 of 8

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1995 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 4, 1996, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                                          /s/ J. L. Holloway III
                                          -------------------------
                                          Director

Witness:

Sylvia Mitchell
----------------------

Date: March 8, 1996

                                                                 EXHIBIT 24

                                                                     5 of 8

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1995 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 4, 1996, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                                          /s/ George V. McGowan
                                          -------------------------
                                          Director

Witness:

/s/ Sylvia Mitchell
----------------------

Date: March 8, 1996

                                                                 EXHIBIT 24

                                                                     6 of 8

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1995 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 4, 1996, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                                          /s/ Jack Moseley
                                          -------------------------
                                          Director

Witness:

/s/ Sylvia N. Mitchell
----------------------

Date: March 7, 1996

           7                                                     EXHIBIT 24

                                                                     7 of 8

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1995 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 4, 1996, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                                          /s/ Lawrence A. Skantze
                                          -------------------------
                                          Director

Witness:

/s/ Sylvia Mitchell
----------------------

Date: March 7, 1996

                                                                 EXHIBIT 24

                                                                     8 of 8

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1995 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 4, 1996, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                                          /s/ Beverly Byron
                                          -------------------------
                                          Director

Witness:

/s/ B. Kirk Walsh
----------------------

Date: March 4, 1996